Exhibit 10.2

Execution Version

EXTENSION AGREEMENT

FOR LOCKHEED MARTIN CORPORATION

REVOLVING CREDIT AGREEMENT

August 24, 2026

Bank of America, N.A.,

as Administrative Agent

under the Revolving Credit Agreement

referred to below

Ladies and Gentlemen:

Reference is made to the Revolving Credit Agreement dated as of August 24, 2022 (as amended from time to time, including pursuant to Amendment No. 2 thereto dated as of August 28, 2025, the “Revolving Credit Agreement”) among Lockheed Martin Corporation (the “Company”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Syndication Agent, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Mizuho Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents, and Bank of America, N.A., as Administrative Agent. Terms defined in the Revolving Credit Agreement and not otherwise defined herein are used herein with the same meaning.

Each of the undersigned Lenders (each, an “Extending Lender”) hereby agrees to extend, effective as of August 24, 2026 (the “Extension Agreement Effective Date”), the Commitment Termination Date under the Revolving Credit Agreement from August 24, 2030 to August 24, 2031.

This Extension Agreement shall become effective on the Extension Agreement Effective Date upon receipt by the Syndication Agent of counterparts hereof signed by the Company, the Administrative Agent and Lenders comprising the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, facsimile transmission, electronic communication, pursuant to procedures acceptable to the Syndication Agent, or other written confirmation from such party of execution of a counterpart hereof by such party).

This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

1

Bank of America, N.A.

By:	/s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar Title: Managing Director

[Signature Page to Revolver Extension Agreement (2026)]

CITIBANK, N.A.

By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Paul Arens
Name: Paul Arens
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to Revolver Extension Agreement (2026)]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Nicholas Nussbaum
Name: Nicholas Nussbaum Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]

MIZUHO BANK, LTD.,

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris Title: Managing Director

[Signature Page to Revolver Extension Agreement (2026)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Bryan Girouard
Name: Bryan Girouard
Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]

BARCLAYS BANK PLC

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Revolver Extension Agreement (2026)]

GOLDMAN SACHS BANK USA

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

[Signature Page to Revolver Extension Agreement (2026)]

ROYAL BANK OF CANADA

By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

[Signature Page to Revolver Extension Agreement (2026)]

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Signature Page to Revolver Extension Agreement (2026)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ Paul D’Angelo
Name:	Paul D’Angelo
Title:	Authorized Signatory

[Signature Page to Revolver Extension Agreement (2026)]

THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J. Tarasovich
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

[Signature Page to Revolver Extension Agreement (2026)]

U.S. Bank National Association

By:	/s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]

Commerzbank AG, New York Branch

By:	/s/ Robert Sullivan
Name: Robert Sullivan
Title: Director

By:	/s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Director

[Signature Page to Revolver Extension Agreement (2026)]

Deutsche Bank AG New York Branch, As a Lender

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Director

By:	/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]

Lloyds Bank plc

By:	/s/ Blair Daly
Name: Blair Daly
Title: Associate Director

[Signature Page to Revolver Extension Agreement (2026)]

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Revolver Extension Agreement (2026)]

MUFG Bank, Ltd., as Lender

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Revolver Extension Agreement (2026)]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Eric H. Williams
Name: Eric H. Williams
Title: Senior Vice President

[Signature Page to Revolver Extension Agreement (2026)]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Cynthia Doquino
Name: Cynthia Dioquino
Title: Director

[Signature Page to Revolver Extension Agreement (2026)]

First Abu Dhabi Bank USA N.V., as Lender

By:	/s/ Hussam Al Najjar
Name: Hussam Al Najjar
Title: Head of Middle Office

[Signature Page to Revolver Extension Agreement (2026)]

RIYAD BANK HOUSTON AGENCY

By:	/s/ Chris Chambers
Name:	Chris Chambers
Title:	General Manager

By:	/s/ Beth Raza
Name: Beth Raza
Title: VP Compliance

[Signature Page to Revolver Extension Agreement (2026)]

Agreed and accepted:

LOCKHEED MARTIN CORPORATION

By:	/s/ Urvi Doshi Sood
Name: Urvi Doshi Sood
Title: Vice President, Treasurer &
Chief Tax Officer

[Signature Page to Revolver Extension Agreement (2026)]

Agreed and accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kyle D Harding
Name: Kyle D Harding
Title: Vice President

[Signature Page to Revolver Extension Agreement (2026)]